U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 19, 2017

Commission file number: 333-216783

TEAM 360 SPORTS INC.
(Exact name of registrant as specified in its charter)

Nevada	33-1227600
State or other jurisdiction of	(I.R.S. Employer
Incorporation or organization	Identification No.)

Sandor Miklos

163 Killian Rd.

Maple, Ontario, Canada LGA 1A8

(Address of principal executive offices)

(647) 292-5330

(Registrant’s telephone number, including area code)

Securities registered under Section 12(b) of the Exchange Act:

None.

Securities registered under Section 12(g) of the Exchange Act:

Common Stock, $0.001 par value per share

(Title of Class)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

EXPLANATORY NOTE: The purpose of this Current Report on Form 8-K/A is to amend the Current Report on Form 8-K filed by Team 360 Sports Inc. (the “Registrant”) on August 25, 2017 (the “Original 8-K”) solely to include Exhibit 16.1. All other Items contained in the Original 8-K remain unchanged.

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENT

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Registrant's Certifying Accountant, Michael Gillespie & Associates, PLLC, resigned as the Certifying Accountant for Registrant on Saturday, August 19, 2017. Registrant's Financial Reports in its recently filed S-1 have not changed and are not affected by the resignation. No difference of opinion was expressed relating the Financial Statements. A new Certifying Accountant has not yet been engaged.  A copy of the letter provided by Michael Gillespie & Associates, PLLC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financials Statements and Exhibits

Exhibit No.	Document	Location
16.1	Letter dated August 24, 2017, from Michael Gillespie & Associates, PLLC to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Team 360 Sports Inc.

By:  /s/ Sandor Miklos

Name:  Sandor Miklos

Title: Chief Executive Officer and President

Dated: September 19 , 2017

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